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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 19, 1999
         --------------------------------------------------------------


                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


Delaware                                 1-12297                 22-3086739
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)




375 Park Avenue, New York, New York                                    10152
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(Address of principal executive offices)                            (Zip Code)



                                 (212) 223-3300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)     Previous independent accountant:

        (1) On May 19, 1999, the Registrant dismissed PricewaterhouseCoopers LLP, which served as the Registrant's independent public accountants since 1992.

        (2) The reports issued by PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years of the Registrant did not contain an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        (3) Based on the recommendation of the Audit Committee, the Registrant's Board of Directors approved the decision to change independent public accountants.

        (4) In connection with its audits for the two most recent fiscal years and through May 19, 1999, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in their report on the financial statements for such years or such interim periods.

        (5) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 25, 1999, is filed as Exhibit 16.1 to this Form 8-K.

(b)     New independent public accountants:

        (1) The Registrant engaged Deloitte & Touche LLP as its new independent public accountants as of May 19, 1999. The Registrant's Board of Directors approved this on May 19, 1999. During the two most recent fiscal years and through May 19, 1999, the Registrant has not consulted with Deloitte & Touche LLP regarding either:

            (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or

            (ii) any matter that was either the subject of a disagreement
                 (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K and related instructions to this Item).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Exhibits:

         16.1  Letter from PricewaterhouseCoopers LLP.



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SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         UNITED AUTO GROUP, INC.



DATE: May 25, 1998                  By:  /s/ James R. Davidson
                                       ----------------------------------------
                                             James R. Davidson
                                             Executive Vice President - Finance
                                             Chief Accounting Officer













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EXHIBIT INDEX

Exhibit No.        Document
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16.1               Letter from PricewaterhouseCoopers LLP.














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